Fourth Amendment -- Page 14
               FOURTH AMENDMENT TO NOTE AGREEMENTS


     This Fourth Amendment to Note Agreements (the "Amendment") is entered into as of May 8, 1997 (with an effective date of March 26, 1997), by and among NPC International, Inc., a Kansas corporation formerly known as National Pizza Company ("NPCI"), NPC Management, Inc., a Delaware corporation ("NPC Management"), Pacific Mutual Life Insurance Company ("Pac Mutual"), Pacific Corinthian Life Insurance Company ("Pacific Corinthian") and Lutheran Brotherhood. Pac Mutual, Pacific Corinthian and Lutheran Brotherhood are each referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers."

                     Preliminary Statements

     (a) NPCI is indebted to the Purchasers pursuant to three separate Note Agreements, each dated as of March 30, 1993, as amended (each a "Note Agreement" and, collectively, the "Note Agreements"). The Note Agreements relate to NPCI's 6.35% Senior Notes due April 1, 2000 issued to the Purchasers in the aggregate stated principal amount of $20,000,000 (collectively, and as amended from time to time, the "Notes").

     (b) NPCI and NPC Management have requested of the Purchasers that NPCI be permitted to assign its obligations under the Notes to NPC Management and that, in connection therewith, NPCI and all of its existing and future Subsidiaries (other than NPC Management) guarantee the payment and performance of all obligations of NPC Management under the Notes.

     (c) NPCI and NPC Management have further requested that certain conforming changes be made to the Note Agreements in connection with such assignment and assumption.

     (d) The Purchasers have agreed to the foregoing request by NPCI and NPC Management, subject, however, to the terms and conditions of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Assumption by NPC Management. NPC Management hereby assumes and agrees to pay and perform all existing and future obligations of any nature whatsoever of NPCI under the Notes and the Note Agreements (collectively, the "Note Documents"), and to be bound by every provision in the Note Documents applicable to NPCI. Without limiting the generality of the foregoing, NPC Management hereby assumes and agrees to pay all principal of and premium, if any, and interest on the Notes in accordance with the terms thereof.

     2. Release of NPCI. Subject to Section 3 below, the Purchasers hereby release and discharge NPCI from all of its existing and future obligations under the Note Documents. Without limiting the generality of the foregoing, but subject to
Section 3 below, the Purchasers hereby release and discharge NPCI from its obligation to pay the principal of, premium, if any, and interest on the Notes.

     3.   Master Guaranty.

            (a) In consideration of the Purchasers consenting to the transactions described in Sections 1 and 2 above, and in recognition that the Purchasers would not give such consent but for the promises hereunder, NPCI and each Subsidiary of NPCI (other than NPC Management) agrees to guaranty the payment and performance of NPC Management's existing and future obligations under the Note Documents, in each case pursuant to a Master Guaranty substantially in the form of Exhibit H attached hereto (as amended from time to time, the "Master Guaranty"). NPCI and each of its Subsidiaries (other than NPC Management) shall execute and deliver the Master Guaranty contemporaneously with the execution and delivery of this Amendment.

          (b) Nothing in Section 2 above (including, without limitation, any release by the Purchasers of NPCI's obligations under the Notes) shall release, limit or otherwise impair NPCI's obligations under the Master Guaranty; it being understood that the release referred to in Section 2 above relates only to NPCI's obligations as the original and primary obligor under the Note Documents, and not NPCI's obligations as a guarantor under the Master Guaranty.

     4. General Conforming Amendments to Note Documents. Each of the Note Documents is hereby amended as follows:

          (a) Company. Unless the context clearly requires otherwise, all references in the Notes or the Note Agreements to the "Company" shall be deemed to refer instead to NPC Management; provided, however, that (i) all references in the Note Agreements to the "the Company and its Subsidiaries" or "the Company or any Subsidiary" (or, in either case, words of similar import) shall be deemed to refer instead to "NPCI and its Subsidiaries" or "NPCI or any Subsidiary," as the case may be, with such grammatical changes as may be incidental thereto, and (ii) all references in 5.1A of the Note Agreements to any filings by the "Company" with the Securities and Exchange Commission (or any similar references to filings with or notices to shareholders or other agencies) shall be deemed to refer instead to any such filings or notices by NPCI; it being understood that nothing in this Amendment shall limit or otherwise affect the reporting requirements of NPCI and its Subsidiaries to the Purchasers under the Note Documents.

          (b) Restricted Subsidiary. Unless the context clearly requires otherwise, all references in the Notes or the Note Agreements to a "Restricted Subsidiary" or "Restricted Subsidiaries" shall be deemed to refer instead to a
     Guarantor or Guarantors, as the case may be, with such grammatical changes as may be incidental thereto.

          (c)   Subsidiary.   The definition of  "Subsidiary"  in
     10A of the Note Agreements is deleted as is replaced by the following:

                    "Subsidiary" shall mean, as to
               any  Person,  any other  Person  of
               which  or in which such Person  and
               its    other   Subsidiaries    owns
               directly or indirectly 50% or  more
               of (i) the combined voting power of
               all classes of stock having general
               voting    power   under    ordinary
               circumstances to elect  a  majority
               of  the board of directors of  such
               Person,  if  it  is a  corporation,
               (ii)   the   capital  interest   or
               profits interest of such Person, if
               it  is a partnership, joint venture
               or  similar  entity, or  (iii)  the
               beneficial interest of such Person,
               if  it  is a trust, association  or
               other incorporated organization.

          (d)   Guarantor.   A  new defined term  "Guarantor"  is
     added  to   10B  of  the  Note  Agreements  which  reads  as
     follows:

                    "Guarantor" means NPCI and any
               Subsidiary of NPCI (other than  the
               Company), and any other Person  who
               may be a guarantor under the Master
               Guaranty from time to time.

     5.     Permitted  Liens.    6C(1)(vi)  is  deleted  in   its
entirety and is replaced by the following:

               (vi) other Liens on the property of the Company or any Guarantor to secure Debt of the Company or any Guarantor, provided that

                    (x)   the aggregate amount  of  (1)
               such Debt secured by such Liens and  (2)
               any other Debt incurred by any Guarantor
               pursuant    to    6C(4)   (collectively,
               "Priority Debt"), does not exceed at any time an amount equal to twenty percent
               (20%) of Consolidated Net Worth, and

                    (y)   all such Debt shall have been
               incurred     within    the    applicable
               limitations provided in  6C(2)(a)(iii).

     6.   Permitted Debt.

          (a)   General.    6C(2)  of  the  Note  Agreements   is
     deleted in its entirety and is replaced by the following:
               (2)  Debt.  (a) The Company will not and
          will not permit any Guarantor to create, incur, or assume or in any manner be or become liable in respect of any Debt, except

                    (i)  Debt evidenced by the Notes;

                    (ii)  Debt of the Company  and  the
               Guarantors   described  on  Exhibit   F,
               including, in the case of any Guarantor, any Permitted Guaranty Debt in respect of such Debt;

                    (iii)     additional unsecured Debt
               of  the  Company and the Guarantors  and
               Debt  of  the Company and the Guarantors
               secured  by Liens permitted by  6C(1)(v)
               and  (vi), provided that at the time  of
               issuance thereof and after giving effect
               thereto   and  to  the  application   of
               proceed thereof

                         (x)   Consolidated Debt  shall
                    not  exceed an amount equal to  (i)
                    prior  to  and including March  31,
                    1998,  three and one-fourths  times
                    (3.25x)   Consolidated  Pro   Forma
                    EBITDA, and (ii) thereafter,  three
                    times (3.0x) Consolidated Pro Forma
                    EBITDA,  in each case for the  four
                    fiscal     quarters     immediately
                    preceding     the      date      of
                    determination, and

                         (y)  in the case of Debt to be
                    incurred by a Guarantor, such  Debt
                    could   be   incurred  within   the
                    applicable limitations provided  in
                     6C(4);

                    (iv)  Debt  of the Company  to  any
               Guarantor or Debt of any Guarantor to the Company or to any other Guarantor;
               and

                    (v)  in the case of Romacorp, Inc.,
               Debt  due T.R. Restaurant Group pursuant
               to  a  promissory note  dated  July  20,
               1992,  from Romacorp, Inc.'s predecessor
               to   T.  R.  Restaurant  Group  in   the
               original principal amount of $4,000,000.

          (b)    Guarantor  Debt.    6C(4)  is  deleted  in   its
     entirety and is replaced by the following:

               (4)   Guarantor Debt.  The Company  will
          not permit any Guarantor to create, incur or assume or in any manner become liable in any respect of any Debt other than Permitted
          Guaranty Debt

                    (i)   if, at the time such Debt  is
               created,  incurred or assumed and  after
               giving  effect  thereto,  the  aggregate
               amount  of Priority Debt of the  Company
               and  the  Guarantors  would  exceed   an
               amount equal to twenty percent (20%) of Consolidated Net Worth at such time, and

                    (ii)  such  Debt  can  be  incurred
               within    the   applicable   limitations
               provided in  6C(2)(A)(iii).

     7.   Additional Fixed Charge Coverage Ratio Covenant.  A new
 6D to the Note Agreement is added which reads as follows:

               D.     Fixed   Charges.    The   Company
          covenants  that,  on the  last  day  of  each
          fiscal quarter, the ratio of (a) Consolidated
          Pro   Forma   EBITDA  plus  the  consolidated
          operating  lease rental expense of  NPCI  and
          its Subsidiaries to (b) Fixed Charges will be
          not  less  than  1.5 to 1.0, for  the  period
          consisting of the four (4) consecutive fiscal
          quarters   ending  on  the   date   of   such
          determination.   For purposes of  determining
          whether  the  entering  into  of  any   lease
          results  in a breach of this  6D, the Company
          shall  make  the  calculation required  under
          this   6D  as  of  the  date  such  lease  is
          entered  into  on  the  assumption  that  the
          rental  expense  that  is  expected   to   be
          incurred   during  the  twelve-month   period
          following the entering into of the lease  was
          incurred   during  the  twelve-month   period
          ending on the date of such calculation.

     8. Intercompany Asset Transfers. In order to permit the Company and the Guarantors to sell or otherwise transfer assets to one another from time to time, 6C(6)(iii) of the Note Agreement is deleted in its entirety and is replaced by the following:

                  "(iii)  the Company may sell,  lease,
          transfer or otherwise dispose of assets to any Guarantor (excluding Pizza Hut franchise rights), and any Guarantor may sell, lease, transfer or otherwise dispose of assets to any other Guarantor or to the Company."

Nothing in 6(C)(3) [relating to Restricted Investments] or in 6(C)(7) [relating to Transactions with Affiliates] shall prohibit or otherwise impair the ability of the Company or any Guarantor to sell, lease, transfer or otherwise dispose of assets
(including, without limitation, financial assets) to the extent such sale, lease, transfer or other disposal is permitted pursuant to 6C(6)(iii).
     9. Representations regarding Outstanding Debt. 8I of the Note Agreements is deleted and is replaced by the following:

               I.     Outstanding  Debt;  No  Defaults.
          Neither  the  Company nor any  Guarantor  has
          outstanding  any Debt except as permitted  by
            6C(2).  Exhibit F describes the outstanding
          principal  amount, as of April 30,  1997,  of
          the  Debt  described in   6C(2)(a)(ii).   The
          outstanding principal amount, as of April 30, 1997, of the Debt described in 6C(2)(a)(v) is $1,764,459. There exists no default under the provisions of any instrument evidencing any such Debt or of any agreement relating thereto. No Default or Event of Default has occurred and is continuing.

     10.   Organizational Structure; Joinder Agreement.   8A  and
  8B of the Note Agreements are deleted and are replaced by the following:

          A.   Subsidiaries.

                    (1)  Ownership.  NPCI owns 100%  of
               the  Voting  Securities of the  Company.
               Exhibit E attached hereto states the name of each Subsidiary of NPCI (other than the Company), its jurisdiction of incorporation or organization, and the ownership of its Voting Securities. The
               Company and each Guarantor has good and marketable title to all of the equity interests it purports to own as set forth on Exhibit E, free and clear in each case of any Lien. All such shares and other equity interests have been duly issued and are fully paid and non-assessable.

                    (2)  Guarantors; Joinder Agreement.
               NPCI  and  each  existing and  hereafter
               acquired or created Subsidiary  of  NPCI
               (other    than   the   Company)    shall
               unconditionally    and    jointly    and
               severally guarantee the payment  of  all
               principal  on,  premium,  if  any,   and
               interest  on  the Notes  and  all  other
               obligations  of the Company  under  this
               Agreement   in   accordance   with   and
               pursuant  to  the terms  of  the  Master
               Guaranty.   If  NPCI  or  any   existing
               Subsidiary of NPCI hereafter creates  or
               acquires any Subsidiary, such Subsidiary
               shall   execute  and  deliver   to   the
               Purchasers    the   Joinder    Agreement
               referred  to in the Master Guaranty  and
               shall  thereupon  become unconditionally
               and jointly and severally liable for the
               payment of all principal on, premium, if
               any,  and interest on the Notes and  all
               other  obligations of the Company  under
               this  Agreement in accordance  with  and
               pursuant  to  the terms  of  the  Master
               Guaranty.   NPCI  and  its  Subsidiaries
               listed  in  Exhibit  E  constitute   the
               initial Guarantors.

               B.       Organization;    Qualification;
          Corporate   Authority.  The  Company   is   a
          corporation duly organized, validly  existing
          and  in  good standing under the laws of  the
          State  of  Delaware; each Guarantor  is  duly
          organized,  validly  existing  and  in   good
          standing  under the laws of the  jurisdiction
          in  which  it  is incorporated or  organized.
          The  Company has and each Guarantor  has  the
          corporate  or other organizational  power  to
          own  its respective property and to carry  on
          its   respective  business   as   now   being
          conducted, and the Company is duly  qualified
          as  a foreign corporation to do business  and
          is  in good standing in every jurisdiction in
          which the nature of the business conducted by
          it  makes such qualification necessary.   The
          execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

     11.   Additional Definitions.  The following definitions are
added   to   10A  of  the  Note  Agreements  in  the  appropriate
alphabetical order:

               "Consolidated Debt" shall mean all  Debt
          of NPCI and its Subsidiaries, determined on a
          consolidated  basis eliminating  intercompany
          items.   (And  all  references  in  the  Note
          Agreements  to  "Consolidated  Funded   Debt"
          shall   be   deemed  to  refer   instead   to
          "Consolidated Debt.")

               "Consolidated  Net Income Available  for
          Fixed Charges" for any period shall mean  the
          sum  of  Consolidated Net Income during  such
          period,  plus  (to  the  extent  deducted  in
          determining  Consolidated Net  Income  during
          such    period)    (i)   interest    expense,
          (ii)     provision    for    income    taxes,
          (iii)  depreciation  and  amortization,   and
          (iv) operating lease expense.

               "Consolidated Net Worth" shall mean  the
          stockholders' equity account of NPCI and  its
          Subsidiaries   on   a   consolidated   basis,
          according to GAAP.

               "Consolidated  Pro-Forma  EBITDA"  shall
          mean, for any period, EBITDA of NPCI and  its
          Subsidiaries  on a consolidated basis  during
          such  period;  provided,  however,  that  for
          purposes  of  calculating  Consolidated  Pro-
          Forma EBITDA with respect to any Pizza Hut or
          Tony Roma's restaurant to be acquired by  the
          Company   or   any   Subsidiary   (each,   an
          "acquisition  target"),  the  EBITDA  of  the
          acquisition  target  for  each  full   fiscal
          quarter included in the computational  period
          prior  to  the  acquisition  (including   the
          fiscal  quarter during which it was acquired)
          shall  be included, without duplication,  and
          shall  be  reasonably adjusted  for  tangible
          operational  changes due  to  field  expenses
          differentials, royalty payments to be made to
          Pizza Hut, Inc., contractual rent payments on
          real  estate  and equipment and  general  and
          administrative        cost        differences
          (collectively,   "acquisition  adjustments").
          Prior   to,  and  in  connection  with,   the
          calculation of Consolidated Pro-Forma EBITDA,
          the Company shall provide each Purchaser with
          appropriate  documentation, certified  by  an
          authorized financial officer of the  Company,
          supporting   the   reasonableness   of    the
          acquisition adjustments.

               "EBITDA"  shall  mean  Consolidated  Net
          Income before interest expense, provision for
          taxes  (to  the  extent  not  excluded   from
          Consolidated   Net   Income),   depreciation,
          amortization  and  the  noncash  portion   of
          nonrecurring charges (as defined in GAAP).

               "Master   Guaranty"  means  the   Master
          Guaranty attached hereto as Exhibit H, as the same may be amended from time to time.

               "NPCI"  shall  mean  NPC  International,
          Inc., a Kansas corporation formerly known as National Pizza Company.

               "Permitted Guaranty Debt" shall mean any
          Debt evidenced by the Master Guaranty and any
          Debt  evidenced  by  any  guaranty  agreement
          given by any Guarantor in favor of any holder
          of  any Debt described in Exhibit F, and  any
          holder  of any Permitted Debt of the  Company
          incurred   in   the  future,   whereby   such
          Guarantor  guarantees  the  payment  of   all
          principal, interest and other amounts, if any, payable in respect of such Debt.

     12. New Note Agreement Exhibits. Exhibits D, E and F to the Note Agreements are replaced by Exhibits D, E and F hereto.
A new Exhibit H is added to the Note Agreements in the form of Exhibit H hereto.

     13. Fee. On the date hereof, the Company shall pay to the Purchasers a fee in an aggregate amount equal to $24,000 to be allocated pro-rata among the Purchasers based upon the relative outstanding principal balance of each of their Notes.
     14. No Other Amendments. Except as amended hereby, the Notes and the Note Agreements shall remain in full force and effect and be binding on the parties thereto in accordance with their respective terms and are hereby ratified and reaffirmed.

     15. Counterparts; Fax. This Amendment may be executed in any number of counterparts and by different signatories thereto.
This Amendment may be executed and delivered by fax or other electronic transmission.

     16. Conformity with American General Note Agreement. The Company has indicated that it contemplates entering into certain financing transactions in the future with American General Life Insurance Company and certain other lenders (collectively, the "American General Lenders"). It is the intention and understanding of the parties hereto that the covenants and provisions contained in Sections 5, 6 and 7, respectively, of the Note Agreement (and any corresponding definitions) are to conform in all material respects with the covenants and provisions (and any corresponding definitions) to be contained in any credit agreement among the Company and the American General Lenders. In the event the Company elects to enter into such financing transactions with the American General Lenders (a) the Company and the Purchasers agree to use their reasonable best efforts to amend or restate (at the Company's option) the Note Agreement to the extent necessary to so conform the aforementioned covenants and provisions in all material respects, and (b) the Company agrees to deliver customary closing documents in connection with such amendment or restatement including legal opinions, no default certificates, new promissory notes and organizational documents.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties as of the date first above written.

                              NPC INTERNATIONAL, INC.


                              By:__________________________
                                    Name:
                                    Title:

                              NPC MANAGEMENT, INC.


                              By:__________________________
                                    Name:
                                    Title:

                              PACIFIC   MUTUAL   LIFE   INSURANCE
                              COMPANY


                              By:__________________________
                                    Name:
                                    Title:

                              PACIFIC  CORINTHIAN LIFE  INSURANCE
                              COMPANY


                              By:__________________________
                                    Name:
                                    Title:

                              LUTHERAN BROTHERHOOD


                              By:__________________________
                                    Name:
                                    Title:
Exhibits to Fourth Amendment

Exhibit D -    List of Agreements Restricting Debt
Exhibit E -    NPC and its Subsidiaries, other than the Company
Exhibit F -    Description of Debt
Exhibit H -    Master Guaranty (including Exhibit A thereto)
                           Exhibit D

             (List of Agreements Restricting Debt)


1. Amended and Restated Master Shelf and Assumption Agreement dated as on or about the date hereof, between the Company and The Prudential Insurance Company of America relating to promissory notes in the original aggregate principal amount of $60,000,000 issuable in accordance with the terms thereof.

2. $15,000,000 Amended and Restated Revolving Credit Agreement dated on or about the date hereof, between the Company and Texas Commerce Bank National Association.

3.   $185,000,000 Amended and Restated Revolving Credit Agreement
     dated  on  or  about  the date hereof,  among  the  Company,
     various  banks  party  thereto,  and  Texas  Commerce   Bank
     National Association, as agent for such banks.

4. Note Agreements, each dated as of May 15, 1992, among the Company, Massachusetts Mutual Life Insurance Company, Pacific Mutual Life Insurance Company and PM Group Life Insurance Company, as amended, relating to 7.58% promissory notes in the original aggregate principal amount of $25,000,000.
                           Exhibit E

      (NPCI and its Subsidiaries, other than the Company)

1.   NPCI.    NPC  International,  Inc.,  a  Kansas  corporation,
     formerly known as National Pizza Company.

2.   Romacorp.     Romacorp,   Inc.,   a   Delaware   corporation
     ("Romacorp"), 100% of the Voting Securities of which are owned by NPCI.

3. NPC Restaurants. NPC Restaurants LP, a Delaware limited partnership ("NPC Restaurants"), the sole general partner of which is NPCI, and the sole limited partner of which is the Company. NPCI, as general partner, owns 1% of the Voting Securities of NPC Restaurants, and the Company, as limited partner, owns 99% of the voting Securities of NPC Restaurants.

4.   Roma  Holdings.  Roma Holdings, Inc., a Delaware corporation
     ("Roma Holdings"), 100% of the Voting Securities of which are owned by Romacorp.

5. Roma Dining. Roma Dining LP, a Delaware limited partnership ("Roma Dining"), the sole general partner of which is Romacorp, and the sole limited partner of which is Roma Holdings. Romacorp, as general partner, owns 1% of the Voting Securities of Roma Dining, and Roma Holdings, as limited partner, owns 99% of the Voting Securities of Roma Dining.

6.   Roma  Franchise.   Roma  Franchise Corporation,  a  Delaware
     corporation, 100% of the Voting Securities of which are owned by Romacorp.

7.   Roma  Systems.  Roma Systems, Inc., a Delaware  corporation,
     100% of the Voting Securities of which are owned by Romacorp.

8.   Seattle  Restaurant Equipment.  Seattle Restaurant Equipment
     Company,  a  Washington  corporation,  100%  of  the  Voting
     Securities of which are owned by NPCI.

9.   Roma  Ft. Worth.  Roma Ft. Worth, Inc., a Texas corporation,
     100% of the Voting Securities of which are owned by Romacorp.

10.  Roma  Bar  Management.  Roma Bar Management  Corporation,  a
     Texas corporation, 100% of the Voting Securities of which are owned by Romacorp.

11. Roma Huntington Beach. Roma Hunting Beach, Inc., a Delaware corporation, 100% of the Voting Securities of which are owned by Romacorp.
                           Exhibit F

                     (Description of Debt)


Amended and Restated Master Shelf and Assumption
  Agreement dated on or about the date hereof, between
  the Company and The Prudential Insurance Company
  of America, relating to promissory notes in the
  original aggregate principal amount of $60,000,000
  issuable in accordance with the terms thereof.      $30,000,000

$15,000,000 Amended and Restated Revolving Credit
  Agreement dated on or about the date hereof, between
  the Company and Texas Commerce Bank
  National Association.                                $7,400,000

$185,000,000 Amended and Restated Revolving Credit
  Agreement dated on or about the date hereof, among
  the Company, various banks party thereto, and Texas
  Commerce Bank National Association,
  as agent for such banks.                            $89,000,000

Note Agreements, each dated as of May 15, 1992,
  among the Company, Massachusetts Mutual
  Life Insurance Company, Pacific Mutual Life
  Insurance Company and PM Group Life Insurance
  Company, as amended, relating to 7.58% promissory
   notes in the original aggregate principal amount of
   $25,000,000.                                        $5,000,000

                           Exhibit H

                        MASTER GUARANTY

     This Master Guaranty (the "Guaranty"), dated as of May 8, 1997 (and effective as of March 26, 1997), is executed and delivered by NPC INTERNATIONAL, INC., a Kansas corporation, ROMACORP, INC., a Delaware corporation, NPC RESTAURANTS LP, a Delaware limited partnership, ROMA HOLDINGS, INC., a Delaware corporation, ROMA DINING LP, a Delaware limited partnership, ROMA FRANCHISE CORPORATION, a Delaware corporation, ROMA SYSTEMS, INC., a Delaware corporation, SEATTLE RESTAURANT EQUIPMENT COMPANY, a Washington corporation, ROMA FT. WORTH, INC., a Texas corporation, ROMA BAR MANAGEMENT CORPORATION, a Texas corporation, ROMA HUNTING BEACH, INC., a Delaware corporation, and EACH OF THE PERSONS WHICH MAY BECOME A PARTY HERETO (individually, a "Guarantor" and, collectively, the "Guarantors"), to PACIFIC MUTUAL LIFE INSURANCE COMPANY, PACIFIC CORINTHIAN LIFE INSURANCE COMPANY and LUTHERAN BROTHERHOOD (individually, a "Purchaser" and, collectively, the "Purchasers").

          ARTICLE 1.

     Section 1.1 Definitions. As used in this Guaranty, these terms shall have these respective meanings:

          "Company"  means  NPC  Management,  Inc.,  a   Delaware
     corporation, and its successors, assigns, trustees and receivers.

          "Note Agreements" means, collectively, each Note Agreement dated as of March 30, 1993, as amended, between the Company and each Purchaser whereby the Company has agreed to issue to the Purchasers its 6.35% Senior Secured Notes Due April 1, 2000 in the aggregate stated principal amount of $20,000,000, as the same may be amended, restated, consolidated or other modified from time to time.

          "Debt" means the sum of all principal of, premium, if any, and interest on the Notes, and all other amounts for which the Company or any other Obligor is liable to the
     Purchasers under the Note Agreements and the Notes. The Debt includes interest and other obligations accruing or arising in connection with the foregoing after (a)
     commencement of any case under any bankruptcy or similar laws by or against any Obligor or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason.

          "Dollars"  and  "$" means lawful money  of  the  United
     States of America.

          "Guaranteed Debt" means, as to any Guarantor, the Maximum Amount, less the amounts, if any, of payments of the Guaranteed Debt made by such Guarantor and clearly identified as such in a notice accepted in writing by a Purchaser confirming the payment and reduction of the Guaranteed Debt as to such Guarantor.

          "Guarantor's  Net  Worth" means, as to  any  Guarantor,
     (a)   the fair value of the property of such Guarantor  from
     time to time (taking into consideration the value, if any, of rights of subrogation, contribution and indemnity), plus
     (b) such Guarantor's rights under any contribution agreement, minus (c) the total liabilities of such Guarantor (including contingent liabilities [discounted in appropriate instances], but excluding liabilities of such Guarantor under this Guaranty) from time to time. It is agreed that a Guarantor's Net Worth may fluctuate from time to time after the date hereof as it is determined on each Determination Date (as defined int he definition of "Maximum Amount").

          "Joinder Agreement" means each Joinder Agreement from time to time executed and delivered to the Purchasers by a Subsidiary of NPCI, pursuant to the terms of the Note Agreements, for the purpose, among others, of becoming an additional Guarantor hereunder, substantially in the form of Exhibit A attached hereto.

          "Maximum Amount" means, with respect to any Guarantor, the greater of (a) all proceeds (without duplication) of the Debt directly or indirectly (by intercompany loan, advance, capital contribution, such Guarantor's ownership interest in any Person receiving the proceeds of the Debt, or otherwise) advanced to or for the amount of, or used by or for the benefit of, such Guarantor; (b) ninety-five percent (95%) of Guarantor's Net Worth from time to time; or
     (c) the amount that in a legal proceeding brought within the applicable limitations period is determined by the final, nonappealable order of a court having jurisdiction over the issue and the applicable parties to be the amount of value given by the Purchasers, or received by such Guarantor, in exchange for the obligations of Guarantor under this Guaranty. If on any date after the date hereof (any such date being herein called a "Determination Date"), ninety-five percent (95%) of such Guarantor's Net Worth is greater than either of the amounts described in clauses (a) and (c) above, the Maximum Amount shall be deemed to have increased through and as of such Determination Date to ninety-five percent (95%) of such Guarantor's Net Worth as determined on such Determination Date (and the Guaranteed Debt as to such Guarantor shall have correspondingly increased), without further action by or agreement between the Purchasers and such Guarantor, and any subsequent reduction or diminution of such Guarantor's Net Worth after such Determination Date will not reduce the Guaranteed Debt as to such Guarantor. Notwithstanding anything to the contrary contained in this definition of "Maximum Amount" or in any other provision of this Guaranty, the "Maximum Amount" shall never be less than the amount referred to in clause (a) above.

          "Note Documents" means the Note Agreements and the Notes.

          "Obligor" means any person or entity now or hereafter primarily or secondarily obligated to pay all or any part of the Debt, including the Company and each Guarantor.
Unless redefined in this Guaranty, capitalized terms used in this Guaranty have the respective meanings ascribed to them in the Note Agreements.

          ARTICLE 2.

     Section  2.1  Execution  of  Note  Documents.   Company  has
executed and delivered the Note Documents to the Purchasers.

     Section 2.2 Consideration. In consideration of the credit and financial accommodations extended to Company by the Purchasers pursuant to the Note Documents or otherwise, which each Guarantor has determined will substantially benefit it directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which each Guarantor hereby acknowledges, each Guarantor executes and delivers this Guaranty to the Purchasers with the intention of being presently and legally bound by its terms.

          ARTICLE 3.

     Section   3.1  Payment  Guaranty.   Guarantors,  as  primary
obligors and not as sureties, unconditionally, jointly and severally, guarantee to the Purchasers, for their pro-rata benefit in accordance with their respective rights under the Note Documents, the full, prompt and punctual payment of the Debt when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the Note Documents, to the extent set forth herein. This Guaranty is irrevocable, unconditional and absolute, and if for any reason all or any portion of the Debt shall not be paid when due, Guarantors, jointly and severally, will immediately pay the Debt to the Purchasers or other Person entitled to it, in Dollars, regardless of (a) any defense, right of set-off or counterclaim which any Obligor may have or assert, (b) whether any Purchaser or any other Person shall have taken any steps to enforce any rights against any Obligor or any other Person to collect any of the Debt, and (c) any other circumstance, condition or contingency. Notwithstanding any provision of this Guaranty or the Note Documents to the contrary, to the extent that in a legal proceeding brought within the applicable limitations period it is determined by the final, nonappealable order of a court having jurisdiction over the issue and the applicable parties that any Guarantor received less than a reasonably equivalent value in exchange for such Guarantor's incurrence of its obligations under this Guaranty, then and only then the total liability of such Guarantor under this Guaranty shall be limited to the Guaranteed Debt applicable to such Guarantor. The Purchasers shall have the right to determine and designate from time to time, without notice or assent of Guarantor, which portions of the Debt shall be deemed included in the Guaranteed Debt. Each Guarantor acknowledges that such determination and designation shall be conclusive, absent manifest error. This Guaranty shall not fail or be ineffective or invalid or be considered too indefinite or contingent with respect to any Guarantor because the Guaranteed Debt applicable to such Guarantor may fluctuate from time to time or for any other reason.

     Section 3.2 Application of Payments or Prepayments. The parties hereto agree that any payment or prepayment by the Company or any other Person against the Debt (other than payments made by a Guarantor in accordance with the procedures described in the definition of "Guaranteed Debt" herein and then only with respect to such Guarantor's liability hereunder) shall be deemed paid first against the portion of the Debt not included in "Guaranteed Debt" or determined for any reason not to be a part of "Guaranteed Debt," and then shall be paid against any portion of the Debt that is Guaranteed Debt, in such order and manner as the Purchasers shall determine in their sole discretion.

     Section 3.3 Obligations Not Affected. The Guarantors' covenants, agreements and obligations under this Guaranty shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the following things, for any reason, whether by voluntary act, operation of law or order of any competent governmental authority and whether or not the Guarantors are given any notice or are asked for or give any further consent (all requirements for which, however arising, each Guarantor hereby WAIVES to the fullest extent permitted by applicable law):

          3.3.1 release or waiver of any obligation or duty to perform or observe any express or implied agreement, covenant, term or condition imposed in any of the Note Documents or by applicable law on any Obligor or any party to the Note Documents;

          3.3.2 extension of time for payment of any part of the Debt or any other sums payable under the Note Documents, extension of the time for performance of any other obligation under or arising out of or in connection with the Note Documents or change in the manner, place or other terms of such payment or performance;

          3.3.3 settlement or compromise of any or all of the Debt;

          3.3.4 renewal, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) of any part of any of the Note Documents or any obligations under the Note Documents of any Obligor or any other party to the Note Documents (without limitation on the number of times any of the foregoing may occur);

          3.3.5 acceleration of the time for payment or performance of any Debt or other obligation under any of the Note Documents or exercise of any other right, privilege or remedy under or in regard to any of the Note Documents;

          3.3.6 failure, omission, delay, neglect, refusal or lack of diligence by any Purchaser or any other Person to assert, enforce, give notice of intent to exercise--or any other notice with respect to--or exercise any right, privilege, power or remedy conferred on any Purchaser or any other Person in any of the Note Documents or by law or action on the part of any Purchaser or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to any Obligor or any other Person;
          3.3.7 release, surrender, exchange, subordination or loss of any security or lien priority under any of the Note Documents or in connection with the Debt;

          3.3.8      release,  modification  or  waiver  of,   or
     failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

          3.3.9 taking or acceptance of any other security or guaranty for the payment or performance of any or all of the Debt or the obligations of any Obligor;

          3.3.10     release,  modification  or  waiver  of,   or
     failure, omission, delay, neglect, refusal or lack of diligence to enforce, any right, benefit, privilege or interest under any contract or agreement, under which the rights of any Obligor have been collaterally or absolutely assigned, or in which a security interest has been granted, to any Purchaser as direct or indirect security for payment of the Debt or performance of any other obligations to--or at any time held by--any Purchaser;

          3.3.11 voluntary or involuntary liquidation, dissolution, sale of any collateral, marshaling of assets and liabilities, change in corporate or organization status, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or other similar proceedings of or affecting any Obligor or any of the assets of any Obligor, even if any of the Debt is thereby rendered void, unenforceable or uncollectible against any other Person;

          3.3.12 occurrence or discovery of any irregularity, invalidity or unenforceability of any of the Debt or Note Documents or any defect or deficiency in any of the Debt or Note Documents, including the unenforceability of any provisions of any of the Note Documents because entering into any such Note Document was ultra vires or because anyone who executed them exceeded their authority;

          3.3.13 failure to acquire, protect or perfect any lien or security interest in any collateral intended to secure any part of the Debt or any other obligations under the Note Documents or failure to maintain perfection;

          3.3.14 failure by any Purchaser or any other Person to notify--or timely notify--any Guarantor of any default, event of default or similar event (however denominated) under any of the Note Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Debt, release or exchange of any security, any other action taken or not taken by any Purchaser against any Obligor or any other Person or any direct or indirect security for any part of the Debt or other obligation of Company, any new agreement between any Purchaser and any Obligor or any other Person or any other event or circumstance. Except as required by applicable law, no Purchaser has any duty or obligation to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Debt or the Note Documents;

          3.3.15 occurrence of any event or circumstances which might otherwise constitute a defense available to, or a discharge of, any Obligor, including failure of consideration, fraud by or affecting any Person, usury, forgery, breach of warranty, failure to satisfy any requirement of the statute of frauds, running of any statute of limitation, accord and satisfaction and any defense based on election of remedies of any type; and

          3.3.16 receipt and/or application of any proceeds, credits or recoveries from any source, including any proceeds, credits, or amounts realized from exercise of any rights, remedies, powers or privileges of any Purchaser under the Note Documents, by law or otherwise available to any Purchaser except only as and to the extent the same reduces the Guaranteed Debt pursuant to and in accordance with other express provisions of this Guaranty.

     Section 3.4 Waiver of Certain Rights and Notices. To the fullest extent permitted by applicable law, each Guarantor hereby WAIVES and RELEASES all right to require marshaling of assets and liabilities, sale in inverse other of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, notice of the creation, accrual, renewal, increase, extension, modification, amendment or rearrangement of any part of the Debt, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of intent to accelerate, notice of acceleration and all other notices and demands, collection, suit and the taking of any other action by any Purchaser.

     Section 3.5 Not a Collection Guaranty. This is an absolute guaranty of payment, and an absolute guaranty of performance of all of the obligations of the Obligors under the Note Documents, and not of collection, and to the fullest extent not prohibited by applicable law, each Guarantor WAIVES any right to require that any action be brought against any Obligor or any other Person, or that any Purchaser be required to enforce, attempt to enforce or exhaust any rights, benefits or privileges of any Purchaser under any of the Note Documents, by law or otherwise; provided that nothing herein shall be construed to prevent any Purchaser from exercising and enforcing at any time any right, benefit or privilege which any Purchaser may have under any Note Document or by law from time to time, and at any time, and Guarantors agree that Guarantors' obligations hereunder are--and shall be--absolute, independent, unconditional, joint and several under any and all circumstances. Should any Purchaser seek to enforce Guarantors' obligations by action in any court, to the fullest extent not prohibited by applicable law, each Guarantor WAIVES any requirement, substantive or procedures, that (a) any Purchaser pursue any foreclosure action, realize or attempt to realize on any security or preserve or enforce any deficiency claim against any Obligor or any other Person after any such realization, (b) a judgment first be sought or rendered against any Obligor or any other Person, (c) any Obligor or any other Person be joined in such action or (d) a separate action be brought against any Obligor or any other Person. Guarantors' obligations under this Guaranty are several from those of any other Obligor or any other Person. Guarantors' obligations under this Guaranty are several from those of any other Obligor or any other Person, and are primary obligations concerning which Guarantors are the principal obligors. All waivers in this Guaranty or any of the Note Documents shall be without prejudice to any Purchaser at its option to proceed against any Obligor or any other Person, whether by separate action or by joinder. Guarantors agree that this Guaranty shall not be discharged except by payment of the Debt in full, complete performance of all obligations of the Obligors under the Note Documents and termination of each Purchaser's obligation--if any--to make any further advances under the Note Documents or extend other financial accommodations to any Obligor.

     Section 3.6 Subrogation. Each Guarantor agrees that to the extent not prohibited by applicable law, it shall not be entitled to be subrogated to any Purchaser's rights against any Obligor or any other Person or offset rights held by any Purchaser for payment of the Debt until final termination of this Guaranty.

     Section 3.7 Reliance on Guaranty. All extensions of credit and financial accommodations heretofore or hereafter made by any Purchaser under or in respect of the Note Documents shall be conclusively presumed to have been made in acceptance of this Guaranty.

     Section  3.8  Demands are Conclusive.   Any  demand  by  any
Purchaser  under  this  Guaranty  shall  be  conclusive,   absent
manifest error, as to the matters therein stated, including the amount due.

     Section 3.9 Joint and Several. If any Person makes any guaranty of any of the obligations guaranteed hereby or gives any security for them, Guarantors' obligations hereunder shall be joint and several with the obligations of such other Person pursuant to such agreement or other papers making the guaranty or giving the security.

     Section 3.10 Payments Returned. Guarantors agree that, if at any time all or any part of any payment previously applied by any Purchaser to the Debt is or must be returned by any Purchaser- -or recovered from any Purchaser--for any legally binding reason (including the order of any bankruptcy court), to the extent not prohibited by applicable law, this Guaranty shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, each Guarantor hereby agrees, to the extent not prohibited by applicable law, to indemnify each Purchaser against, and to save and hold each Purchaser harmless from any required return by any Purchaser--or recovery from any Purchaser--of any such payment because of its being deemed
preferential   under  application  bankruptcy,  receivership   or
insolvency laws, or for any other reason.

          ARTICLE 4.

     Each Guarantor warrants and represents as follows:

     Section 4.1 Relationship to Company. Each Guarantor has determined that it has substantially benefited, or may reasonably expect to substantially benefit, directly or indirectly, from the extension of credit to or for the benefit of the Company or any other Guarantor pursuant to the Note Documents and, accordingly, each Guarantor has benefited or will benefit from the incurrence of its liability and obligations hereunder. The Company and each Guarantor are separate legal entities but are under common ownership control, conduct related businesses, enter into business and financial transactions with one another periodically, and, in general, have a commonality of interests. The maintenance and improvement of Company's financial condition is vital to sustaining its business and the transactions contemplated in the Note Documents produce distinct and identifiable financial and economic direct or indirect benefits to it. Such identifiable benefits include: (i) the availability to it of the proceeds of credit on an as needed basis by way of intercompany loans and/or capital contributions for general corporate or other purpose and (ii) the general improvement of its financial and economic condition. It has had full and complete access to the Note Documents and all other papers executed by any Obligor or any other Person in connection with the Debt, has reviewed them and is fully aware of the meaning and effect of their contents. It is fully informed of all circumstances which bear upon the risks of executing this Guarantee and which a diligent inquire would reveal. It has adequate means to obtain from Company on a continuing basis information concerning Company's financial condition, and not depending any Purchaser to provide such information, now or in the future. It agrees that no Purchaser has any obligation to provide such information, now or in the future. It agrees that no Purchaser shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and no Purchaser has in any way implied that the execution of this Guaranty is a condition precedent) to any Purchaser's making, extending or modifying any loan or any other financial accommodation to or for it. The Company and the Guarantors are and intend to remain separate legal entities and nothing in this
Section 4.1 is intended or shall act to invalidate or impair the separate corporate or other organizational existence or status of the Company or any Guarantor.

     Section   4.2  Proceedings.   No  bankruptcy  or  insolvency
proceedings are pending or contemplated by or against it.

               ARTICLE 5.

     Section 5.1 Covenants for the Benefit of the Purchasers. Guarantors, jointly and severally, covenant and agree that, until termination of the Note Agreement in accordance with its terms, each Guarantor will promptly, after learning of any Default or Event of Default, notify the Purchasers of it in writing, specifying its nature, the period of its existence and what action Guarantors are taking or propose to take with respect thereto.

          ARTICLE 6.

     Section 6.1 Term. Subject to the automatic reinstatement provisions of Article 3 above, this Guaranty shall terminate and be of no further force or effect upon the termination of the Note Documents and the indefeasible payment of the Debt in full in cash.

          ARTICLE 7.

     Section 7.1 Default. If any Event of Default occurs under the Note Agreements, then that shall automatically constitute default under this Guaranty.

          ARTICLE 8.

     Section 8.1 Binding on Successors: No Assignment by Guarantors. All guaranties, warranties, representations, covenants and agreements in this Guaranty shall bind the trustees, receivers, successors and assigns of each Guarantor and shall ratably benefit the Purchasers, their respective successors and assigns, and any other holder of any part of the Debt. No Guarantor shall assign or delegate any of its obligations under this Guaranty or any of the Note Documents without the express prior written consent of the Purchasers.

     Section  8.2  Subordination  of  Company's  Obligations   to
Guarantors. Each Guarantor agrees that if, for any reason whatsoever, Company now or hereafter owes any Indebtedness, directly or indirectly, to any Guarantor, or any Guarantor now or hereafter owes any Indebtedness, directly or indirectly, to any other Guarantor, all such Indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such Indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Debt and fulfillment of any such indebted Guarantor's obligations hereunder or under any of the Note Documents and all Liens from time to time securing the Debt. The provisions of this Section are in addition to, and cumulative of, any other provisions contained in any Note Document or other document, instrument or writing.

     Section 8.3 Waiver of Suretyship Rights. By signing this Guaranty or executing a Joinder Agreement, each Guarantor, to the fullest extent not prohibited by applicable law, WAIVES each and every right to which it may be entitled by virtue of any suretyship law.

     Section 8.4 Indemnification. To the fullest extent not prohibited by applicable law, Guarantors, jointly and severally, agree to indemnify, defend and hold the Purchasers and their respective shareholders, directors, officers, agents, attorneys, advisors and employees (collectively, the "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expenses, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement) (the "Losses"), regardless of whether caused in whole or in part by the negligence of any of the Indemnified Parties, imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from any Note Document or any transaction or event contemplated therein, except to the extent determined by a final decision of a court or competent jurisdiction that such Loss was due to the gross negligence or willful misconduct of such Indemnified Party. Any amount to be paid under this Section by Guarantors to any Purchaser shall be a joint and several demand obligation owing by Guarantors and shall bear interest from the date of expenditure until paid at a per annum rate equal to 6.35%.

     Section 8.5 Amendments in Writing. This Guaranty shall not be changed orally but shall be changed only by agreement in writing signed by each Guarantor and each Purchaser. Any waiver or consent with respect to this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Guaranty.

     Section 8.6 Notices. Any notices or other communications required or permitted to be given hereunder shall be given, made and received in the manner provided in the Note Documents; provided that with respect to the Guarantors, any such notices or other communications shall be sent to them at the "Address for Notices" specified below their respective names on the signature pages hereof or on the signature pages of any Joinder Agreement or at such other address as shall be designated by such recipient in a notice to the other parties hereto given in accordances with the Note Documents.

     Section 8.7 Gender; "Including" is Not Limiting: Section Headings. The masculine and neuter genders used in this Guaranty each includes the masculine, feminine and neuter genders, and the singular number includes the plural where appropriate, and vice versa. Wherever the term "including" or a similar term is used in this Guaranty, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept referred to." The headings used in this Guaranty are included for reference only and shall not be considered in interpreting, applying or enforcing this Guaranty.

     Section 8.8 Offset Rights.

          8.8.1 Guarantors agree that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Purchaser may otherwise have, to the fullest extent not prohibited by applicable law, each Purchaser shall be entitled, at its option, upon the occurrence and during the continuance of an Event of Default to offset balances held by it for the account of any Guarantor at any of its offices, in Dollars or in any other currency, against any obligations of Guarantors hereunder or under any Note Document, which is not paid when due, in which case it shall promptly notify the affected Guarantor and the other Purchaser thereof, provided that such Purchaser's failure to give such notice shall not affect the validity thereof.

          8.8.2 If a Purchaser shall obtain payment of any obligation then due hereunder or under any Note Document to such Purchaser, through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Purchasers participation in the obligations held by the other Purchasers in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Purchasers shall share the benefit of such payment (net of any expenses which may be incurred by such Purchaser in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the obligations then due to each of them. To such end all the Purchasers shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          8.8.3 Guarantors agree, that any Purchaser so purchasing a participation in the obligations held by other Purchasers may to the fullest extent it may effectively do so under applicable law, exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Purchaser were a direct holder of obligations in the amount of such participation. Nothing contained herein shall require any Purchaser to exercise any such right or shall affect the right of any Purchaser to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of Guarantors.

     SECTION  8.9 CHOICE OF LAW.  THIS GUARANTY SHALL BE GOVERNED
BY  AND  CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF  THE
STATE  OF  KANSAS AND THE UNITED STATES OF AMERICA FROM  TIME  TO
TIME IN EFFECT.

     Section 8.10 Survival. The representations, covenants and agreements set forth in this Guaranty shall continue and survive until final termination of this Guaranty.

     Section 8.11 Rights Cumulative: Delay Not Waiver. Any Purchaser's exercise of any right, benefit or privilege under any of the Note Documents or any other papers or at law or in equity shall not preclude the concurrent or subsequent exercise of any other present or future rights, benefits or privileges or any Purchaser. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law, the Note Documents or any other papers or in equity. No failure by any Purchaser to exercise, and no delay in exercising, any right under any Note Document or any other papers shall operate as a waiver thereof.

     Section 8.12 Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby, and this Guaranty shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Guaranty is subject to the overriding and controlling rule that it shall be effective only if and to the extent that
(a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against any Purchaser for having bargained for and obtained it.

     Section 8.13 Entire Agreement. This Guaranty embodies the entire agreement and understanding between Guarantors and the Purchasers with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Guarantors acknowledge and agree that there is no oral agreement between any Guarantor and any Purchaser which has not been incorporated in this Guaranty.

     Section 8.14 Usury Not Intended: Savings Provisions. Notwithstanding any provision to the contrary contained in any Note Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Guaranty which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable Kansas or federal laws, which ever permit the higher rate. In this connection, each Guarantor and each Purchaser stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Guaranty shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Guarantors shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, the Purchasers shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to the Purchasers for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between any Guarantor and any Purchaser.

          ARTICLE 9.

     Section 9.1 It is contemplated by each Guarantor that additional Subsidiaries of NPCI may from time to time become a Guarantor hereunder (as required by the terms of the Note Agreements) by their execution and delivery to the Purchasers of a Joinder Agreement. Each Guarantor agrees, consents and acknowledges that upon the execution and delivery to the Purchasers by any such Subsidiary of a Joinder Agreement, such Subsidiary shall become a Guarantor hereunder for all purposes, jointly and severally liable hereunder as if such Subsidiary had originally been a party hereto, without notice to any Guarantor or any other Party.

     THIS GUARANTY is executed as of the date first above written.


Address for Notices:                    NPC INTERNATIONAL, INC.

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:

Address for Notices:                    ROMACORP, INC.

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:


Address for Notices:                    NPC RESTAURANTS LP

720 West 20th Street                                  By:     NPC
                                   International,  Inc.,  general
                                   partner
Pittsburg, KS 66762
                                   By:
___________________________
                                        Name:
                                        Title:

Address for Notices:                    ROMA HOLDINGS, INC.

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:

Address for Notices:                    ROMA DINING LP

720 West 20th Street               By:  Romacorp,
                                   Inc., general partner
Pittsburg, KS 66762
                                   By:
___________________________
                                        Name:
                                        Title:

Address    for    Notices:                      ROMA    FRANCHISE
CORPORATION

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                   Name:
                                    Title:

Address for Notices:                    ROMA SYSTEMS, INC.

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:

Address   for   Notices:                     SEATTLE   RESTAURANT
EQUIPMENT COMPANY

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:

Address for Notices:                    ROMA FT. WORTH, INC.

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:

Address   for  Notices:                     ROMA  BAR  MANAGEMENT
CORPORATION

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:

Address  for  Notices:                    ROMA HUNTINGTON  BEACH,
INC.

720 West 20th Street
Pittsburg, KS 66762                By:_______________________
                                    Name:
                                    Title:

                  Exhibit A to Master Guaranty

                       JOINDER AGREEMENT

     This JOINDER AGREEMENT (this "Joinder Agreement") is dated effective as of _____________, 19___, and is executed and delivered by ______________________________ (the "Joining
Guarantor"), a ____________________, to each of the Purchasers under the Note Agreement referred to below.

                            Recitals

     (a) NPC Management, Inc., a Delaware corporation (the "Company"), is indebted to the Purchasers identified in three separate Note Agreements, each dated as of March 30, 1993, as amended, between NPC International, Inc. ("NPCI"), a Delaware corporation formerly known as National Pizza Company, and each such Purchaser, as amended (each a "Note Agreement" and, collectively, the "Note Agreements"). The Company has assumed the payment and performance of NPCI's obligations under the Note Agreements. The Note Agreements relate to the 6.35% Senior Notes due April 1, 2000 issued to the Purchasers in the aggregate stated principal amount of $20,000,000 (collectively, and as amended from time to time, the "Notes").

     (b) Pursuant to the terms of the Note Agreements, NPCI and certain Subsidiaries of NPCI executed and delivered to the Purchasers a Master Guaranty dated as of May ___, 1997, pursuant to which, among other things, each of such Subsidiaries, jointly and severally, unconditionally guaranteed the payment of all of the Debt (subject to certain limitations, as provided therein). The Master Guaranty, as amended, modified, supplemented, joined in and restated from time to time, is herein called the
"Guaranty."   All  Persons from time  to  time  a  party  to  the
Guaranty (whether originally or by joinder) are herein collectively called the "Guarantors," and are each a "Guarantor," herein.

     (c) Pursuant to the terms of the Note Agreements, the Joining Guarantor is now required, among other things and subject to certain terms and conditions, to join in the execution and delivery to the Purchasers of the Guaranty by its execution and delivery of this Joinder Agreement and otherwise by such action as the Purchasers may reasonably require.

     (d)   In  order to comply with such requirement, the Joining
Guarantor executes and delivers this Joinder Agreement.

     NOW,   THEREFORE,   in  consideration  of  the  credit   and
financial  accommodations extended to  Company  pursuant  to  the
Notes or otherwise, which Joining Guarantor hereby agrees has benefitted and shall continue to benefit Joining Guarantor and its equity holders as described in the Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Joining Guarantor hereby agrees, assumes, ratifies, joins and acknowledges as follows:
     1. Assumption. Joining Guarantor hereby unconditionally, jointly and severally, assumes liability for all Guarantees, covenants, warranties, representations, indemnifications, obligations and other Indebtedness of Guarantors now existing or which may hereafter arise under the Guaranty and shall be liable therefor as through Joining Guarantor had originally been a party to the Guaranty. Without limitation of the foregoing, Joining
Guarantor, as a primary obligor and not as a surety, unconditionally, jointly and severally, guarantees unto the Purchasers the payment of the Debt when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms of the Note Documents. Notwithstanding the foregoing and the other provisions of this Joinder Agreement, to the extent that in a legal proceeding brought within the applicable limitations period it is determined by the final, non-appealable order of a court having jurisdiction over the issue and the applicable parties that Joining Guarantor received less than a reasonably equivalent value in exchange for such Joining
Guarantor's incurrence of its obligations under the Guaranty, then and only then the liability of Joining Guarantor under the Guaranty shall be limited to the Guaranteed Debt applicable to such Joining Guarantor. The Purchasers shall have the right to determine and designate from time to time, without notice or assent of Joining Guarantor, which portions of the Debt shall be deemed included in the Guaranteed Debt. Joining Guarantor acknowledges that such determination and designation shall be conclusive, absent manifest error. The Guaranty shall not fail or be ineffective or invalid or be considered too indefinite or contingent with respect to Joining Guarantor because the Guaranteed Debt applicable to Joining Guarantor may fluctuate from time to time or for any other reason. Any payment or prepayment by Company or any other Person against the Debt (other than payments made by a Guarantor in accordance with the procedures described in the definition of "Guaranteed Debt" in the Guaranty and then only with respect to such Guarantor's liability thereunder) shall be deemed paid first against that portion of the Debt not included in the "Guaranteed Debt" or determined for any reason not to be a part of "Guaranteed Debt," and then shall be paid against any portion of the Debt that is Guaranteed Debt, in such order and manner as the Purchasers shall determine in their sole discretion.

     2.    Terms  Ratified.  Joining Guarantor  hereby  expressly
ratifies all guaranties, terms, covenants, representations, warranties, agreements, provisions, indemnifications, WAIVERS, RELEASES, restrictions, duties and responsibilities of Guarantors under the Guaranty and agrees that they shall apply to Joining Guarantor as if Joining Guarantor had executed the Guaranty and that any reference to "Guarantors" or a "Guarantor" contained in the Guaranty or the Note Documents shall mean, without limitation, the Joining Guarantor.

     3. Representations. Joining Guarantor (a) confirms that it has received a copy of the Note Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (b) agrees that it will, independently and without reliance upon any Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Documents, and (c) represents that the value of the consideration received and to be received by Joining Guarantor is reasonably worth at least as much as the liability and obligation of such Joining Guarantor hereunder, and that such liability and obligation may reasonably be expected to benefit Joining Guarantor directly or indirectly. The board of directors or similar governing body of Joining Guarantor has duly adopted resolutions certifying that the execution, delivery and performance of this Joinder Agreement (and the effect thereof) will benefit Joining Guarantor and its equity holders.

     4. No Impairment. Nothing herein shall in any manner impair or extinguish the Guaranty or any of the Note Documents or any lien or security interest now or hereafter securing the payment of any of the indebtedness arising pursuant to the Note Documents.

     5. Conditions. This Joinder Agreement shall not become effective until the Joining Guarantor shall have delivered to the Purchasers each of the following:

          (a) a certificate of the Secretary or any Assistant Secretary of Joining Guarantor (or other officer or director of Joining Guarantor which is authorized in Joining Guarantors organizational documents to keep the minute book or similar record of Joining Guarantor), in form and substance satisfactory to the Purchasers, dated as of the date hereof, as to (i) the resolutions of the board of directors (or similar governing body) of the Joining Guarantor authorizing the execution, delivery and performance of this Joinder Agreement and of all instruments contemplated herein to be executed and delivered by Joining Guarantor in connection herewith (a copy of such resolutions to be incorporated into such certificate), such certificate to state that said copy is a true and correct copy of such resolutions and that such resolutions were duly adopted and have not been amended, superseded, revoked or modified in any respect and remain in full force and effect as of the date of such certificate; (ii) the election, incumbency and signatures of the officer or officers (of other official) of Joining Guarantor executing and delivering this Joinder Agreement and each other instrument or document furnished in connection herewith; (iii) Joining Guarantor's organizational documents in effect as of the date hereof (a copy thereof to be attached to the certificate), and (iv) such other documents and information as the Purchasers shall reasonably request; and

          (b)  a legal opinion from the legal counsel for Joining
     Guarantor  in  form  and  substance  satisfactory   to   the
     Purchasers.

     6.    Governing  Law.   Unless otherwise specified  therein,
this Joinder Agreement shall be governed by and construed in accordance with the laws of the State of Kansas and the United
States of America.

     7. Survival: Parties Bound. All representations, warranties, covenants and agreements made by or on behalf of the Joining Guarantor in connection herewith shall survive the execution and delivery of this Joinder Agreement and the Note Documents, shall not be affected by any investigation made by any Person, and shall bind the Joining Guarantor and its successors, trustees, receivers and assigns and inure to the benefit of the successors and assigns of each Purchaser. The term of this Joinder Agreement shall be until the termination of the Guaranty as to all parties thereto.

     8.    Captions.   The  headings  and captions  appearing  in  this  Joinder
Agreement have been included solely for convenience and shall not be considered in construing this Joinder Agreement.

     9. Definitions. Terms used herein and not defined herein, but which are defined in the Note Agreements or the Guaranty, shall have the meanings herein assigned to them in the Note Agreements or the Guaranty, respectively.

     10. Parties Bound. This Joinder Agreement shall bind and benefit the parties hereto an their respective successors and assigns, except that Joining Guarantor and Company may not assign their rights or obligations hereunder without the prior written consent of the Purchasers.

     11. Amendments, Etc. No amendment or waiver of any provision of this Joinder Agreement or any Note Document, nor any consent to any departure by the Joining Guarantor therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Purchasers and Joining Guarantor, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, unless otherwise specifically provided in the Note Agreements.

     IN WITNESS WHEREOF, the Joining Guarantor has executed this Agreement as of the date set forth above.


                              ____________________________________


                              By:_________________________________
                                   Name:
                                   Title: